Exhibit 99.1
INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE INFORMATION)

	September 30, 2008
	As		As
	Reported	Adjustments	Restated
		(Unaudited)	(Unaudited)
Assets:
Current Assets
Cash and cash equivalents	$64,709	$—	$64,709
Accounts receivable:
Trade, net	132,273	—	$132,273
Retainage	30,833	—	$30,833
Cost and estimated earnings in excess of billings on uncompleted contracts	14,743	—	$14,743
Inventories	12,856	—	$12,856
Prepaid expenses and other current assets	6,711	—	$6,711
Assets held for sale from discontinued operations	2,034	—	$2,034

Total current assets	264,159	—	264,159

Property and equipment, net	25,742	381	$26,123
Goodwill, net	4,395	—	$4,395
Other noncurrent assets, net	25,480	—	$25,480

Total assets	$319,776	$381	$320,157

Liabilities and Stockholders’ Equity
Current Liabilities
Current maturities of long-term debt	2,905	—	$2,905
Accounts payable and accrued expenses	98,046	808	$98,854
Billings in excess of cost and estimated earnings on uncompleted contracts	33,711	—	$33,711
Liabilities related to assets held for sale and from discontinued operations	504	—	$504

Total current liabilities	135,166	808	135,974

Long-term debt, net of current maturities	26,739	—	$26,739
Other noncurrent liabilities	10,765	—	$10,765

Total liabilities	172,670	808	173,478

Stockholders’ equity	147,106	(427)	146,679

Total liabilities and stockholders’ equity	$319,776	$381	$320,157

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE INFORMATION)

	Year ended September 30, 2008
	As		As
	Reported	Adjustments	Restated
		(Unaudited)	(Unaudited)
Revenues	$818,287	$—	$818,287
Cost of services	686,407	(49)	686,358

Gross profit	131,880	49	131,929

Selling, general and administrative expenses	117,366	1,678	119,044
(Gain) loss on sale of assets	(114)	—	(114)
Restructuring charges	4,815	—	4,815

Income from operations	9,813	(1,629)	8,184

Other (income) expense
Interest expense	8,623	—	8,623
Interest (income)	(2,094)	—	(2,094)
Other, net	(673)	—	(673)

Interest and other expense, net	5,856	—	5,856

Income from continuing operations before income taxes	3,957	(1,629)	2,328
Provision for income taxes	2,921	(1,202)*	1,719

Net income (loss) from continuing operations	1,036	(427)	609

Discontinued operations
Loss from discontinued operations	(549)	—	(549)
Provision (benefit) for income taxes	(197)	—	(197)

Net loss from discontinued operations	(352)	—	(352)

Net Income (loss)	$684	(427)	257

Basic earnings (loss) per share:
Continuing operations	$0.07	$(0.03)	$0.04

Discontinued operations	$(0.02)	$0.00	$(0.02)

Total	$0.05	$(0.03)	$0.02

Diluted earnings (loss) per share
Continuing operations	$0.07	$(0.03)	$0.04

Discontinued operations	$(0.02)	$0.00	$(0.02)

Total	$0.05	$(0.03)	$0.02

Shares used in the computation of earnings (loss) per share:
Basic	14,938,619

Diluted	15,025,023

*	Tax effect of adjustments calculated using year-to-date effective tax rate prior to adjustments.

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE INFORMATION)

	December 31, 2008
	As		As
	Reported	Adjustments	Restated
	(Unaudited)	(Unaudited)	(Unaudited)
Assets:
Current Assets
Cash and cash equivalents	$49,294	$—	$49,294
Accounts receivable:
Trade, net	122,678	—	$122,678
Retainage	31,244	—	$31,244
Cost and estimated earnings in excess of billings on uncompleted contracts	12,316	—	$12,316
Inventories	12,589	—	$12,589
Prepaid expenses and other current assets	6,530	—	$6,530
Assets held for sale from discontinued operations	1,860	—	$1,860

Total current assets	236,511	—	236,511

Property and equipment, net	24,991	297	$25,288
Goodwill, net	4,383	—	$4,383
Other noncurrent assets, net	20,999	—	$20,999

Total assets	$286,884	$297	$287,181

Liabilities and Stockholders’ Equity
Current Liabilities
Current maturities of long-term debt	2,717	—	$2,717
Accounts payable and accrued expenses	64,806	1,306	$66,112
Billings in excess of cost and estimated earnings on uncompleted contracts	37,483	—	$37,483
Liabilities related to assets held for sale and from discontinued operations	372	—	$372

Total current liabilities	105,378	1,306	106,684

Long-term debt, net of current maturities	26,215	—	$26,215
Other noncurrent liabilities	11,699	—	$11,699

Total liabilities	143,292	1,306	144,598

Stockholders’ equity	143,592	(1,009)	142,583

Total liabilities and stockholders’ equity	$286,884	$297	$287,181

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE INFORMATION)

	Three months ended December 31, 2008
	As		As
	Reported	Adjustments	Restated
	(Unaudited)	(Unaudited)	(Unaudited)
Revenues	$173,370	$—	$173,370
Cost of services	143,710	397	144,107

Gross profit	29,660	(397)	29,263

Selling, general and administrative expenses	28,801	409	29,210
(Gain) loss on sale of assets	(103)	—	(103)
Restructuring charges	392	—	392

Income from operations	570	(806)	(236)

Other (income) expense
Interest expense	985	—	985
Interest (income)	(160)	—	(160)
Other, net	(151)	—	(151)

Interest and other expense, net	674	—	674

Income from continuing operations before income taxes	(104)	(806)	(910)
Provision for income taxes	(29)	(224)*	(253)

Net income (loss) from continuing operations	(75)	(582)	(657)

Discontinued operations
Loss from discontinued operations	(29)	—	(29)
Provision (benefit) for income taxes	(14)	—	(14)

Net loss from discontinued operations	(15)	—	(15)

Net Income (loss)	$(90)	(582)	(672)

Basic earnings (loss) per share:
Continuing operations	$(0.01)	$(0.03)	$(0.04)

Discontinued operations	$0.00	$0.00	$0.00

Total	$(0.01)	$(0.03)	$(0.04)

Diluted earnings (loss) per share
Continuing operations	$(0.01)	$(0.03)	$(0.04)

Discontinued operations	$0.00	$0.00	$0.00

Total	$(0.01)	$(0.03)	$(0.04)

Shares used in the computation of earnings (loss) per share:
Basic	14,318,776

Diluted	14,318,776

*	Tax effect of adjustments calculated using year-to-date effective tax rate prior to adjustments.

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE INFORMATION)

	March 31, 2009
	As		As
	Reported	Adjustments	Restated
	(Unaudited)	(Unaudited)	(Unaudited)
Assets:
Current Assets
Cash and cash equivalents	$51,569	$—	$51,569
Accounts receivable:
Trade, net	127,089	—	127,089
Retainage	30,114	—	30,114
Cost and estimated earnings in excess of billings on uncompleted contracts	10,623	—	10,623
Inventories	15,259	—	15,259
Prepaid expenses and other current assets	7,752	—	7,752
Assets held for sale from discontinued operations	392	—	392

Total current assets	242,798	—	242,798

Long-term receivable	3,730	—	3,730
Property and equipment, net	24,780	188	24,968
Goodwill, net	4,373	—	4,373
Other noncurrent assets, net	20,366	—	20,366

Total assets	$296,047	$188	$296,235

Liabilities and Stockholders’ Equity
Current Liabilities
Current maturities of long-term debt	2,503	—	2,503
Accounts payable and accrued expenses	75,816	(73)	75,743
Billings in excess of cost and estimated earnings on uncompleted contracts	36,487	—	36,487
Liabilities related to assets held for sale and from discontinued operations	319	—	319

Total current liabilities	115,125	(73)	115,052

Long-term debt, net of current maturities	26,385	—	26,385
Other noncurrent liabilities	11,852	—	11,852

Total liabilities	153,362	(73)	153,289

Stockholders’ equity	142,685	261	142,946

Total liabilities and stockholders’ equity	$296,047	$188	$296,235

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE INFORMATION)

	Three months ended March 31, 2009			Six months ended March 31, 2009
	As		As	As		As
	Reported	Adjustments	Restated	Reported	Adjustments	Restated
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues	$167,305	$—	$167,305	$340,675	$—	$340,675
Cost of services	137,517	(348)	137,169	281,227	49	281,276

Gross profit	29,788	348	30,136	59,448	(49)	59,399
Selling, general and administrative expenses	29,147	(2,246)	26,901	57,546	(1,837)	55,709
(Gain) loss on sale of assets	(75)	—	(75)	(178)	0	(178)
Restructuring charges	1,908	366	2,274	2,702	366	3,068

Income from operations	(1,192)	2,228	1,036	(622)	1,422	800

Other (income) expense
Interest expense	1,105	—	1,105	2,090	—	2,090
Interest (income)	(113)	—	(113)	(273)	—	(273)
Other, net	(67)	—	(67)	(217)	—	(217)

Interest and other expense, net	925	—	925	1,600	—	1,600

Income from continuing operations before income taxes	(2,117)	2,228	111	(2,222)	1,422	(800)
Provision for income taxes	(926)	958 *	32	(955)	734 *	(221)

Net income (loss) from continuing operations	(1,191)	1,270	79	(1,267)	688	(579)

Discontinued operations
Loss from discontinued operations	(73)	—	(73)	(102)	—	(102)
Provision (benefit) for income taxes	(30)	—	(30)	(44)	—	(44)

Net loss from discontinued operations	(43)	—	(43)	(58)	—	(58)

Net Income (loss)	$(1,234)	$1,270	$36	$(1,325)	$688	$(637)

Basic earnings (loss) per share:
Continuing operations	$(0.08)	$0.09	$0.01	$(0.09)	$0.05	$(0.04)

Discontinued operations	$(0.01)	$0.00	$(0.01)	$0.00	$0.00	$0.00

Total	$(0.09)	$0.09	$0.00	$(0.09)	$0.05	$(0.04)

Diluted earnings (loss) per share
Continuing operations	$(0.08)	$0.09	$0.01	$(0.09)	$0.05	$(0.04)

Discontinued operations	$(0.01)	$0.00	$(0.01)	$0.00	$0.00	$0.00

Total	$(0.09)	$0.09	$0.00	$(0.09)	$0.05	$(0.04)

Shares used in the computation of earnings (loss) per share:
Basic	14,322,439			15,015,717

Diluted	14,322,439			15,021,520

*	Tax effect of adjustments calculated using year-to-date effective tax rate prior to adjustments.

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE INFORMATION

	June 30, 2009
	As		As
	Reported	Adjustments	Restated
	(Unaudited)	(Unaudited)	(Unaudited)
Assets:
Current Assets
Cash and cash equivalents	$60,544	$—	$60,544
Accounts receivable:
Trade, net	120,795	—	120,795
Retainage	31,110	—	31,110
Cost and estimated earnings in excess of billings on uncompleted contracts	10,074	—	10,074
Inventories	15,750	—	15,750
Prepaid expenses and other current assets	7,320	—	7,320
Assets held for sale from discontinued operations	511	—	511

Total current assets	246,104	—	246,104

Long-term receivable	3,732	—	3,732
Property and equipment, net	25,932	—	25,932
Goodwill, net	4,330	—	4,330
Other noncurrent assets, net	19,235	—	19,235

Total assets	$299,333	$—	$299,333

Liabilities and Stockholders’ Equity
Current Liabilities
Current maturities of long-term debt	3,556	—	3,556
Accounts payable and accrued expenses	77,813	(244)	77,569
Billings in excess of cost and estimated earnings on uncompleted contracts	34,407	—	34,407
Liabilities related to assets held for sale and from discontinued operations	332	—	332

Total current liabilities	116,108	(244)	115,864

Long-term debt, net of current maturities	25,980	—	25,980
Other noncurrent liabilities	12,463	—	12,463

Total liabilities	154,551	(244)	154,307

Stockholders’ equity	144,782	(244)	145,026

Total liabilities and stockholders’ equity	$299,333	$—	$299,333

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE INFORMATION)

	Three months ended June 30, 2009			Nine months ended June 30, 2009
	As		As	As		As
	Reported	Adjustments	Restated	Reported	Adjustments	Restated
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues	$172,185	$—	$172,185	$512,860	$—	$512,860
Cost of services	139,858	—	139,858	421,085	49	421,134

Gross profit	32,327	—	32,327	91,775	(49)	91,726

Selling, general and administrative expenses	26,671	159	26,830	84,216	(1,678)	82,538
(Gain) loss on sale of assets	(221)	—	(221)	(399)	—	(399)
Restructuring charges	645	(57)	588	3,347	309	3,656

Income from operations	5,232	(102)	5,130	4,611	1,320	5,931

Other (income) expense
Interest expense	1,325	—	1,325	3,415	—	3,415
Interest (income)	(67)	—	(67)	(340)	—	(340)
Other, net	621	—	621	404	—	404

Interest and other expense, net	1,879	—	1,879	3,479	—	3,479

Income from continuing operations before income taxes	3,353	(102)	3,251	1,132	1,320	2,452
Provision for income taxes	1,896	(85)*	1,811	941	649 *	1,590

Net income (loss) from continuing operations	1,457	(17)	1,440	191	671	862

Discontinued operations
Loss from discontinued operations	217	—	217	115	—	115
Provision (benefit) for income taxes	117	—	117	73	—	73

Net loss from discontinued operations	100	—	100	42	—	42

Net Income (loss)	$1,557	$(17)	$1,540	$233	$671	$904

Basic earnings (loss) per share:
Continuing operations	$0.10	$0.00	$0.10	$0.02	$0.04	$0.06

Discontinued operations	$0.01	$0.00	$0.01	$0.00	$0.00	$0.00

Total	$0.11	$0.00	$0.11	$0.02	$0.04	$0.06

Diluted earnings (loss) per share
Continuing operations	$0.10	$0.00	$0.10	$0.02	$0.04	$0.06

Discontinued operations	$0.01	$0.00	$0.01	$0.00	$0.00	$0.00

Total	$0.11	$0.00	$0.11	$0.02	$0.04	$0.06

Shares used in the computation of earnings (loss) per share:
Basic	14,399,066			14,326,747

Diluted	14,403,139			14,348,238

*	Tax effect of adjustments calculated using year-to-date effective tax rate prior to adjustments.